CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Third Quarter Review and Commentary

Equity markets moved higher in the third quarter, even as economic indicators continued to show a sluggish-at-best recovery.  Second quarter GDP growth was revised downward to 1.3%, with consumer and business spending remaining weak. Employment growth has remained well below the rate required to significantly improve the unemployment rate. The market’s rise in the third quarter appeared mostly the result of the Federal Reserve’s August announcement of continued asset purchases (QE3), after which equity prices moved steadily higher.

The Fund’s difficult performance this quarter was largely due to stock selection, with negative stock selection in six of the seven Russell sectors in which the Fund is invested.  Sector allocation was also modestly negative during the quarter.  Stock selection proved most challenging in the Health Care and Energy sectors.  Within Health Care, several positions lagged the benchmark, including Quality       Systems Inc. (QSII); Neogen Corp. (NEOG) and Meridian Bioscience Inc. (VIVO).  QSII was the most significant detractor within Health Care, with shares falling as the company experienced a proxy battle over board positions and strategic business plans.

The Fund’s three positions in the Energy sector all suffered modestly from declines in natural gas prices.  Additionally, Contango Oil & Gas Co. (MCF) declined on news that its CEO would be taking a medical leave of absence.  We are confident in the replacement CEO, an individual we have met with personally, and who has been a long-time contributor to the company as its senior geologist.  Conestoga increased its position in MCF during the quarter.

Technology was the lone bright spot for positive security selection effects in the quarter.  Bottomline Technologies Inc. (EPAY) surged after reporting better-than-expected earnings, a well-received rebound after weaker earnings in the prior quarter. Another top performer was 3-D printer manufacturer Stratasys Inc. (SSYS), continuing its advances over the past year.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of September 30, 2012

3Q 2012

   1 Year     3Years     5Years   7Years   Since Inception

Conestoga Small Cap Fund                 0.57%     24.61%    14.57%    5.31%   6.75%     10.49%

Russell 2000

                  5.25%     31.91%    12.99%    2.21%   4.68%     10.00%

Russell 2000 Growth

                  4.84%     31.18%    14.19%    2.96%   5.52%     10.40%

Sector Weightings as of 09-30-12:

Consumer Discretionary

  8.8%

Consumer Staples

  0.0%

Energy

  4.0%

Financial Services

  7.3%

Health Care

              14.8%

Materials & Processing

  5.1%

Producer Durables             24.6%

Technology

              29.8%

Utilities

  0.0%

Cash

 5.6%

Top Ten Equity Holdings as of 09-30-12:

CoStar Group Inc.	3.60%
Raven Industries Inc.	3.59%
Sun Hydraulics Corp.	3.24%
ACI Worldwide Inc.	3.23%
Bottomline Technologies Inc.	3.18%
Tyler Technologies Inc.	2.99%
Simpson Manufacturing Co. Inc.	2.84%
Align Technology Inc.	2.78%
Abaxis Inc.	2.56%
Advisory Board Co.	2.50%
*Total Percent of Portfolio:	33.52%

Market Capitalizations as of 09-30-12:

Mid Caps ( >$2 Bil)

14.6%

Small Caps ($500 Mil

 67.0%

-$2 Bil)

Micro Caps (<$500 Mil)       12.8%

Cash

   5.6%

Fund Characteristics 09-30-12:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	23.7x	13.8x	15.3x
P/E (1 Yr Fwd)	23.7x	16.7x	20.2x
Earnings Growth	17.9%	14.6%	18.6%
PEG Ratio	1.32	1.14	1.09
Weighted Avg Mkt.Cap	$1,309 Mil	$1,195 Mil	$1,355 Mil
ROE - Last 5 Yr. Avg.	16.8%	10.2%	7.0%
Long-Term Debt/Capital	4%	26%	26%
Dividend Yield	0.54%	0.84%	1.50%

Number of Holdings	46	1975

      1112

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$296.2
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.07%
Total Annual Fund Operating Expenses	1.27%
Expense Limitation (2)	-0.17%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an      investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)  Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2013, subject to termination at anytime at the option of the Fund.